SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
December 23, 2008
INGRAM MICRO INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation or Organization)	1-12203 (Commission File Number)	62-1644402 (I.R.S. Employer Identification No.)
1600 E. St. Andrew Place
Santa Ana, CA 92799-5125
(Address, including zip code of Registrant’s principal executive offices)
Registrant’s telephone number, including area code: (714) 566-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers;Election of Directors;Appointment of Certain Officers;Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-10.3
EX-10.4
EX-10.5
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6
EX-99.7
EX-99.8
EX-99.9
EX-99.10
EX-99.11
EX-99.12
EX-99.13
EX-99.14
EX-99.15
EX-99.16
EX-99.17
EX-99.18
EX-99.19
EX-99.20
EX-99.21
EX-99.22
EX-99.23
EX-99.24
EX-99.25
EX-99.26

Item 5.02	Departure of Directors or Certain Officers;Election of Directors;Appointment of Certain Officers;Compensatory Arrangements of Certain Officers.
Ingram Micro Inc.’s Amended and Restated Compensation Policy for Members of the Board of Directors
     On December 23, 2008, the Board of Directors of Ingram Micro Inc. (the “Company”) adopted and approved an amendment and restatement of the Compensation Policy for Members of the Board of Directors (the “Policy”), effective December 31, 2008. The Company maintains the Policy in order to provide each member of the Board of Directors (the “Director”) with cash and equity-based compensation for each calendar year of service performed as a Director and an opportunity for the Director to elect to defer such compensation. The Amended and Restated Policy serves to: (1) consolidate the previously approved and disclosed Compensation Plan for Non-Executive Members of the Board of Directors, revised as of November 28, 2006, and the Compensation Plan for the Non-Executive Chairman of the Board of Directors, adopted March 27, 2007, into a single plan document; (2) incorporate the terms of the Board of Directors Deferred Compensation Plan, effective December 31, 2008, which memorializes the process and procedures for the deferral of cash compensation by non-executive Directors; (3) comply with the documentation requirements of the final regulations under Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), which provides for rules regarding nonqualified deferred compensation plans, including a special one-time option under Section 409A for Board members to change previous distribution elections from the years 2004 through 2008 before year-end 2008; and (4) eliminate meeting fees as part of compensation for Board members.
Ingram Micro Inc.’s Board of Directors Deferred Compensation Plan
     On December 23, 2008, the Board of Directors of the Company adopted and approved the Board of Directors Deferred Compensation Plan, effective December 31, 2008, which is intended to memorialize the process and procedures for the deferral of cash compensation by non-executive members of the Board of Directors, and comply with the documentation requirements of the final regulations under Section 409A.
Ingram Micro Inc.’s Amended and Restated Supplemental Investment Savings Plan and 401(K) Investment Savings Plan
     On December 23, 2008, the Board of Directors of the Company adopted and approved an amendment and restatement of the Supplemental Investment Savings Plan (the “Supplemental Plan”), effective December 31, 2008, in order to comply with the documentation requirements of the final regulations under Section 409A. The Company maintains the Supplemental Plan in order to provide the Company’s executive personnel and other key employees with a retirement benefit that supplements the retirement benefit payable to such employees under the Company’s 401(k) plan. The Company’s Benefits Administrative Committee has also approved certain administrative amendments to the Company’s 401(k) plan.

     The description of the Policy, Board of Directors Deferred Compensation Plan, and Supplemental Plan and amendments to the 401(k) plan set forth above is qualified in its entirety by reference to the full and complete terms contained in the plan documents thereunder which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Form 8-K and incorporated into this Item 5.02 by reference.
 Item 8.01 Other Events.
     The Company has updated the election forms relating to the Policy and award agreements relating to equity awards that may be granted under the Company’s Amended and Restated 2003 Equity Incentive Plan in order to comply with the documentation requirements of the final regulations under Section 409A. The description of these revised forms and agreements is qualified in its entirety by reference to the full and complete terms contained in the documents, which are filed as Exhibits 99.1 through 99.25 to this Form 8-K and incorporated into this Item 8.01 by reference.
     The Company has updated its Governance Committee charter to confirm the Governance Committee’s delegated authority to administer any deferred compensation plans and equity-based awards for non-executive Board members. The description of the revised Governance Committee charter is qualified in its entirety by reference to the full and complete document, which is filed as Exhibit 99.26 to this Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit
No.	Description

10.1	Compensation Program – Ingram Micro Inc. Compensation Policy for Members of the Board of Directors, as amended and restated as of December 31, 2008

10.2	Retirement Program – Ingram Micro Inc. Board of Directors Deferred Compensation Plan, effective December 31, 2008 and related Adoption Agreement

10.3	Retirement Program – Ingram Micro Inc. Supplemental Investment Savings Plan, amended and restated as of December 31, 2008 and related Adoption Agreement

10.4	Retirement Program – Fourth Amendment to the Ingram Micro 401(k) Investment Savings Plan

10.5	Retirement Program – Fifth Amendment to the Ingram Micro 401(k) Investment Savings Plan

99.1	Compensation Agreement – 2009 Form of Board of Directors Compensation Election Form (Chairman of the Board)

99.2	Compensation Agreement – 2009 Form of Board of Directors Compensation Election Form (Audit Committee Chair)

99.3	Compensation Agreement – 2009 Form of Board of Directors Compensation Election Form (Non-Audit Committee Chair)

99.4	Compensation Agreement – 2009 Form of Board of Directors Compensation Election Form (Non-Chair Member)

99.5	Compensation Agreement – 2009 Form of Board of Directors Restricted Stock Units Deferral Election Agreement

99.6	Compensation Agreement – 2009 Form of Board of Directors Compensation Cash Deferral Election Form

99.7	Compensation Agreement – Form of Time-Vested Restricted Stock Agreement

99.8	Compensation Agreement – Form of Stock Option Award Agreement for European Union

99.9	Compensation Agreement – Form of Stock Option Award Agreement for Non-European Union Countries

99.10	Compensation Agreement – Form of Performance-Based Restricted Stock Units Award Agreement for European Union Countries

99.11	Compensation Agreement – Form of Performance-Based Restricted Stock Units Award Agreement for Non-European Union Countries

Exhibit
No.	Description

99.12	Compensation Agreement – Form of Performance-Based Restricted Stock Units Award Agreement for France

99.13	Compensation Agreement – Form of Time-Based Restricted Stock Units Award Agreement for European Union Countries

99.14	Compensation Agreement – Form of Time-Based Restricted Stock Units Award Agreement for Non-European Union Countries

99.15	Compensation Agreement – Form of Time-Based Restricted Stock Units Award Agreement for France

99.16	Compensation Agreement – Section 409A One-Time Distribution Election Letter

99.17	Compensation Agreement – Section 409A 2004 One-Time Cash Distribution Election Form

99.18	Compensation Agreement – Section 409A 2005 One-Time Cash Distribution Election Form

99.19	Compensation Agreement – Section 409A 2005 One-Time Restricted Stock Units Distribution Election Form

99.20	Compensation Agreement – Section 409A 2006 One-Time Cash Distribution Election Form

99.21	Compensation Agreement – Section 409A 2006 One-Time Restricted Stock Units Distribution Election Form

99.22	Compensation Agreement – Section 409A 2007 One-Time Cash Distribution Election Form

99.23	Compensation Agreement – Section 409A 2007 One-Time Restricted Stock Units Distribution Election Form

99.24	Compensation Agreement – Section 409A 2008 One-Time Cash Distribution Election Form

99.25	Compensation Agreement – Section 409A 2008 One-Time Restricted Stock Units Distribution Election Form

99.26	Revised Governance Committee Charter

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

By:	/s/ Larry C. Boyd
Name:	Larry C. Boyd
Title:	Senior Vice President, Secretary and General Counsel
Date: December 23, 2008

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Compensation Program – Compensation Plan for Non-Executive Members of the Board of Directors and Related Deferred Compensation Program

10.2	Retirement Program – Ingram Micro Amended and Restated Supplemental Investment Savings Plan Retirement Program and related Adoption Agreement

10.3	Retirement Program – Ingram Micro Inc. Supplemental Investment Savings Plan, amended and restated as of December 31, 2008 and related Adoption Agreement

10.4	Retirement Program – Fourth Amendment to the Ingram Micro 401(k) Investment Savings Plan

10.5	Retirement Program – Fifth Amendment to the Ingram Micro 401(k) Investment Savings Plan

99.1	Compensation Agreement – 2009 Form of Board of Directors Compensation Election Form (Chairman of the Board)

99.2	Compensation Agreement – 2009 Form of Board of Directors Compensation Election Form (Audit Committee Chair)

99.3	Compensation Agreement – 2009 Form of Board of Directors Compensation Election Form (Non-Audit Committee Chair)

99.4	Compensation Agreement – 2009 Form of Board of Directors Compensation Election Form (Non-Chair Member)

99.5	Compensation Agreement – 2009 Form of Board of Directors Restricted Stock Units Deferral Election Agreement

99.6	Compensation Agreement – 2009 Form of Board of Directors Compensation Cash Deferral Election Form

99.7	Compensation Agreement – Form of Time-Vested Restricted Stock Agreement

99.8	Compensation Agreement – Form of Stock Option Award Agreement for European Union

99.9	Compensation Agreement – Form of Stock Option Award Agreement for Non-European Union Countries

99.10	Compensation Agreement – Form of Performance-Based Restricted Stock Units Award Agreement for European Union Countries

99.11	Compensation Agreement – Form of Performance-Based Restricted Stock Units Award Agreement for Non-European Union Countries

99.12	Compensation Agreement – Form of Performance-Based Restricted Stock Units Award Agreement for France

Exhibit
No.	Description

99.13	Compensation Agreement – Form of Time-Based Restricted Stock Units Award Agreement for European Union Countries

99.14	Compensation Agreement – Form of Time-Based Restricted Stock Units Award Agreement for Non-European Union Countries

99.15	Compensation Agreement – Form of Time-Based Restricted Stock Units Award Agreement for France

99.16	Compensation Agreement – Section 409A One-Time Distribution Election Letter

99.17	Compensation Agreement – Section 409A 2004 One-Time Cash Distribution Election Form

99.18	Compensation Agreement – Section 409A 2005 One-Time Cash Distribution Election Form

99.19	Compensation Agreement – Section 409A 2005 One-Time Restricted Stock Units Distribution Election Form

99.20	Compensation Agreement – Section 409A 2006 One-Time Cash Distribution Election Form

99.21	Compensation Agreement – Section 409A 2006 One-Time Restricted Stock Units Distribution Election Form

99.22	Compensation Agreement – Section 409A 2007 One-Time Cash Distribution Election Form

99.23	Compensation Agreement – Section 409A 2007 One-Time Restricted Stock Units Distribution Election Form

99.24	Compensation Agreement – Section 409A 2008 One-Time Cash Distribution Election Form

99.25	Compensation Agreement – Section 409A 2008 One-Time Restricted Stock Units Distribution Election Form

99.26	Revised Governance Committee Charter